UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 23, 2010
Commission File Number 333-112528
Vought Aircraft Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2884072 (I.R.S. Employer Identification Number)
201 East John Carpenter Freeway, Tower 1, Suite 900
Irving, Texas 75062
(972) 946-2011
(Address of principal executive offices and telephone number)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 23, 2010, Vought Aircraft Industries, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2009. The press release is furnished as Exhibit 99.1 hereto.
Item 7.01. Regulation FD Disclosure.
     In the press release referred to in Item 2.02 hereof, the Company announced that it had entered into a transaction with Triumph Group, Inc. to integrate Vought Aircraft Industries, Inc. with Triumph Group, Inc.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Furnished
Exhibit 99.1	— Press Release dated March 23, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOUGHT AIRCRAFT INDUSTRIES, INC.
Date: March 23, 2010	/s/ WENDY HARGUS
Wendy Hargus,
Corporate Treasurer